                                                                    Exhibit 25.1


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

--------------------------------------------------  ----------------------------
            180 East Fifth Street
              St. Paul, Minnesota                             55101
--------------------------------------------------  ----------------------------
    (Address of principal executive offices)                (Zip Code)
--------------------------------------------------  ----------------------------

                                 Ward A. Spooner
                         U.S. Bank National Association
                                 100 Wall Street
                            New York, New York 10005
                                 (212) 361-6175
            (Name, address and telephone number of agent for service)

                           AVALONBAY COMMUNITIES, INC.
                     (Issuer with respect to the Securities)

--------------------------------------------------  ----------------------------
                   Maryland                                  77-0404318
--------------------------------------------------  ----------------------------
       (State or other jurisdiction of                    (I.R.S. Employer
        incorporation or organization)                   Identification No.)
--------------------------------------------------  ----------------------------


--------------------------------------------------  ----------------------------
       2900 Eisenhower Avenue, Suite 300                       22314
            Alexandria, Virginia
--------------------------------------------------  ----------------------------
     (Address of Principal Executive Offices)               (Zip Code)
--------------------------------------------------  ----------------------------


                             SENIOR DEBT SECURITIES
                       (TITLE OF THE INDENTURE SECURITIES)


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                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

             a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.
                           Comptroller of the Currency
                           Washington, D.C.

             b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.
                           Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.
                  None

ITEMS 3-15  ITEMS 3-15 ARE NOT APPLICABLE BECAUSE TO THE BEST OF THE TRUSTEE'S
            KNOWLEDGE, THE OBLIGOR IS NOT IN DEFAULT UNDER ANY INDENTURE FOR WHICH THE TRUSTEE ACTS AS TRUSTEE.

ITEM 16. LIST OF EXHIBITS: LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION.

            1.  A copy of the Articles of Association of the Trustee.*

            2. A copy of the certificate of authority of the Trustee to commence business.*

            3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

            4.  A copy of the existing bylaws of the Trustee.*

            5.  A copy of each Indenture referred to in Item 4.  Not applicable.

            6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

            7. Report of Condition of the Trustee as of December 31, 2002, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.


       * Incorporated by reference to Registration Number 333-67188.


                                       2
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                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.


                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York , State of New York on the 3rd day of July, 2003.


                                       U.S. BANK NATIONAL ASSOCIATION

                                       By: /s/ Ward A. Spooner
                                           ------------------------------------
                                           Vice President


                                       3
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                                    EXHIBIT 6

                                     CONSENT


         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  July 3, 2003

                                       U.S. BANK NATIONAL ASSOCIATION


                                       By:  /s/ Ward A. Spooner
                                           ------------------------------------
                                            Vice President

                                    EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 12/31/2002

                                    ($000'S)


                                                                         12/31/2002
                                                                        ------------
ASSETS
     Cash and Due From Depository Institutions                          $ 10,868,204
     Federal Reserve Stock                                                         0
     Securities                                                           28,139,801
     Federal Funds                                                           873,395
     Loans & Lease Financing Receivables                                 116,078,132
     Fixed Assets                                                          1,389,233
     Intangible Assets                                                     9,218,064
     Other Assets                                                          9,482,963
                                                                        ------------
         TOTAL ASSETS                                                   $176,049,792

LIABILITIES
     Deposits                                                           $121,684,914
     Fed Funds                                                             5,858,510
     Treasury Demand Notes                                                         0
     Trading Liabilities                                                     402,464
     Other Borrowed Money                                                 17,397,658
     Acceptances                                                             148,979
     Subordinated Notes and Debentures                                     5,696,532
     Other Liabilities                                                     5,200,399
                                                                        ------------
     TOTAL LIABILITIES                                                  $156,389,456

EQUITY
     Minority Interest in Subsidiaries                                      $992,867
     Common and Preferred Stock                                               18,200
     Surplus                                                              11,314,669
     Undivided Profits                                                     7,334,600
                                                                        ------------
         TOTAL EQUITY CAPITAL                                            $19,660,336

TOTAL LIABILITIES AND EQUITY CAPITAL                                    $176,049,792


--------------------------------------------------------------------------------
To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:    /s/ Ward A. Spooner
       ----------------------
       Vice President

Date:  July 3, 2003


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